                                                                    EXHIBIT 10.2


[THQ LETTERHEAD]

                                 June 12, 2001

Union Bank of California, N.A.,
   as Agent and a Lender
445 South Figueroa Street
Los Angeles, California 90071
Attention: Ann Forbes

BNP Paribas
180 Montgomery Street
San Francisco, California 94104
Attention: Inga Buschbaum

Pacific Century Bank, N.A.
16030 Ventura Boulevard
Encino, California 91436
Attention: Jill Schuberth

      Re:   Third Amendment to Revolving Credit Agreement

Ladies and Gentlemen:

      We refer to the Revolving Credit Agreement date as of August 31, 2000, as amended by the First Amendment to Revolving Credit Agreement dated October 23, 2000 and the Second Amendment to Revolving Credit Agreement dated February 20, 2001 (said Agreement, as so amended, herein called the "Credit Agreement"), among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A., BNP Paribas and Pacific Century Bank, N.A. (the "Lenders") and Union Bank of California, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders, as syndication agent and as arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and
1.3 of the Credit Agreement are incorporated by reference herein.

      1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, the Borrower and the Lenders hereby agree that the definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

              "`Commitment Termination Date' means July 31, 2001."

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
June 12, 2001
Page 2


     2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

     3. This letter amendment shall become effective when the Agent has received all of the following documents, in form and substance satisfactory to the Agent and in the number of originals requested thereby: (a) this letter amendment, duly executed by the Borrower and the Lenders; (b) a consent to this letter amendment, duly executed by THQ/Jakks; and (c) such other approvals, opinions, evidence and documents as any Lender may reasonably request.

     4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
June 12, 2001
Page 3


     6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.


                                        Very truly yours

                                        THQ INC.

                                        By: /s/ FRED GYSI
                                            --------------------------
                                            Fred Gysi
                                            Senior Vice President,
                                             Finance & Administration
                                             & Chief Financial Officer


Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.
 as Agent and Lender


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
June 12, 2001
Page 3


     6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.


                                        Very truly yours

                                        THQ INC.

                                        By:
                                            --------------------------
                                            Fred Gysi
                                            Senior Vice President,
                                             Finance & Administration
                                             & Chief Financial Officer


Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.
 as Agent and Lender


By:  /s/ ANN FORBES
   ------------------------------
Name:  Ann Forbes
     ----------------------------
Title:  V.P.
      ---------------------------
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Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
June 12, 2001
Page 4


BNP PARIBAS


By: /s/ PETER LUPO
   --------------------------
Name: Peter Lupo
     ------------------------
Title: Vice President
      -----------------------


By: /s/ GERRY ARTEAGE
   --------------------------
Name: Gerry Arteage
     ------------------------
Title: Vice President
      -----------------------


PACIFIC CENTURY BANK, N.A.

By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------
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Union Bank of California, N.A.
BNP Paribas
Pacific Century Bank, N.A.
June 12, 2001
Page 4


BNP PARIBAS


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------


PACIFIC CENTURY BANK, N.A.

By: /s/ JILL S. SCHUBERTH
   --------------------------
Name: Jill S. Schuberth
     ------------------------
Title:  Vice President
      -----------------------